Valneva SE 20-F

Exhibit 10.5

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

From: Valneva Scotland Limited (“Purchaser”)

Oakbank Park Road,

Livingston, Scotland

EH53 0TG, United Kingdom

And: Valneva Austria GmbH (“Valneva Austria”)

Campus Vienna Biocenter 3

1030 Vienna

Austria

To: Dynavax Technologies Corporation (“Dynavax”)

2100 Powell Street, Suite 900

Emeryville, CA 94308

USA

28 October 2021 (the “Amendment Date”)

Dear Sirs

Supply Agreement between Dynavax, Purchaser and Valneva Austria dated 12 September 2020 (the “Agreement”)

To the extent not otherwise defined in this letter (including Appendix One hereto, which is incorporated herein by this reference) (“Amendment”), capitalized terms used but not otherwise defined in this Amendment will have the same meanings as given to them in the Agreement.

The Parties agree that, with effect from the Amendment Date (subject to execution and delivery of this Amendment by all Parties as provided below), the Agreement shall be amended as set forth in this Amendment.

The Agreement, as varied by this Amendment, shall remain in full force and effect in accordance with its terms.

This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument, but will not be effective until each Party has executed and delivered at least one counterpart to the other Parties. This Amendment may be executed and delivered electronically, including by DocuSign, or by facsimile, and upon such delivery such electronic or facsimile signature will be deemed to have the same effect as if the original signature had been delivered.

This Amendment, and all questions regarding the existence, validity, interpretation, breach, or performance of this Amendment, shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, United States, without reference to its conflicts of laws principles. The application of the U.N. Convention on Contracts for the International Sale of Goods (1980) is excluded. Section 11.3 of the Agreement shall apply to this Amendment, mutatis mutandis.

[Signature page follows]

Please confirm your acceptance of the terms of this Amendment by signing and returning to us a copy of this Amendment.

Yours faithfully

Valneva Scotland Limited

Signed:	[***]

Name:	[***]

Date:	29 October 2021

Valneva Austria GmbH

Signed:	[***]

Name:	[***]

Date:	29 October 2021

We agree to the above proposal.

For and on behalf of Dynavax Technologies Corporation

Signed:	[***]

Name:	[***]

Date:	10/28/2021

Attachment:	Appendix One

Appendix One

1.	The Parties agree and confirm that, in accordance with Section 2.5 of the Agreement, each of the Purchase Orders identified below, which collectively constitute all Purchase Orders which have been placed by Purchaser prior to the Amendment Date in respect of CpG Adjuvant which has not, as at the Amendment Date, been delivered to Purchaser, are hereby cancelled:
Purchase Order No.	Date
[***] [***]	[***] [***]

The Parties hereby confirm that Dynavax is entitled to retain all Advance Payments paid by Purchaser to Dynavax under the Agreement prior to the Amendment Date, and Purchaser shall not be entitled to any refund thereof.

2.	The Parties wish to further vary the Agreement and agree that, with effect from the Amendment Date:
(a)	Sections 2.2 is deleted in its entirety and replaced as follows:

“2.2 Commitments and Orders.

(a)       Binding Purchase Order. On the Amendment Date, Purchaser has submitted a binding Purchase Order for 11kg of CpG Material, which has been accepted by Dynavax, as set out in the table below:

KG of CpG Material	Order Deadline	Delivery Date	Final Payment paid on Delivery Date
[***]	1 December 2021	[***]	[***]

(b)       Optional Purchase Order. As soon as reasonably practicable, Dynavax shall deliver written notice to Purchaser as to whether or not Dynavax can reasonably extend the shelf life of such CpG Material [***]. If Dynavax determines not to extend such shelf life, Purchaser shall have the right to submit to Dynavax, [***], one (1) (and only one) additional Purchase Order under this Agreement [***] which Dynavax will be obliged to accept:

[***]	[***]	[***]
[***]	[***]	[***]

(c)       No Additional Quantities. For clarity, the sum of the number of kilograms of CpG Material set forth in the table in Section 2.2(a), and, if applicable, the number of kilograms of CpG Material set forth in the table in Section 2.2(b) (collectively, the “Commitment”), represents the maximum amount of CpG Material that Purchaser has the right to order and purchase, and Dynavax is obligated to sell and supply to Purchaser, under this Agreement from and after the Amendment Date. From the Amendment Date, Purchaser shall have no right to submit, and Dynavax shall have no obligation to accept, any Purchase Order from Purchaser for CpG Material under this Agreement, other than the Purchase Orders specified in Sections 2.2(a) and 2.2(b). Should Purchaser wish to purchase from Dynavax, and Dynavax be willing to sell and supply to Purchaser, any quantity of CpG Adjuvant in excess of the Commitment, the terms and conditions of any such purchase, sale and supply, including the price of any such CpG Adjuvant, would be subject to negotiation and mutual written agreement of the Parties.”

(b)	Section 2.3 of the Agreement is deleted in its entirety.
(c)	The first sentence of Section 2.4(a) of the Agreement is deleted in its entirety.
(d)	Notwithstanding the provisions of Section 2.4(b) of the Agreement, except for the obligation set forth in Section 2.2(b) of this Amendment to deliver written notice to Purchaser regarding whether Dynavax can reasonably extend the shelf life of the CpG Material already received by Purchaser under the Agreement (as amended by this Amendment), Dynavax shall have no additional obligation to extend the shelf life of CpG Material (including CpG Material previously delivered).
(e)	Section 2.5(b) of the Agreement is deleted in its entirety and replaced as follows:

“(b) The Parties agree that Purchaser, in its sole discretion, may cancel the Purchase Order placed under Section 2.2(a) of this Agreement by written notice to Dynavax on or before the Order Deadline (1 December 2021). If such Purchase Order is cancelled on or before the Order Deadline, Dynavax will not be required to deliver the CpG Material which is the subject of that Purchase Order, Purchaser shall not be required to pay the Final Payment for such CpG Material, and, for clarity, Purchaser shall not be entitled to any refund of the Advance Payment received by Dynavax in connection with such Purchase Order.”

(f)	Notwithstanding the first two sentences of Section 3.1 of the Agreement, the purchase price (and aggregate Cost per Dose) of all CpG Material supplied by Dynavax to Purchaser after the Amendment Date under Section 2.2 of the Agreement (as amended by this Amendment) is as specified in such Section 2.2.
(g)	Section 3.2 of the Agreement is deleted in its entirety and replaced as follows:

“3.2 Invoice and Payment. In respect of the CpG Material ordered in any Purchase Order submitted by Purchaser pursuant to Section 2.2(a) or 2.2(b) of this Agreement, Purchaser is deemed to have paid, and Dynavax is deemed to have received, prior to the Amendment Date, [***] (the “Advance Payment”), and Dynavax will invoice Purchaser for [***] (the “Final Payment”), upon delivery of such CpG Material in accordance with Section 2.4(a). Purchaser shall pay each invoice, [***] by wire transfer of immediately available funds into an account designated by Dynavax. If Purchaser disputes any invoiced amount hereunder (or a portion thereof), Purchaser shall timely pay any undisputed portion of the invoiced amount in accordance with the preceding sentence and shall notify Dynavax in writing of the disputed amount, including the basis on which Purchaser disputes such amount, within [***].”

(h)	Section 10.1 of the Agreement is deleted in its entirety and replaced as follows:

“10.1 Term. This Agreement commenced on 13 September 2020 (the “Effective Date”) and, unless earlier terminated by the Parties pursuant to Section 10.2, will continue until the delivery by Dynavax to Purchaser in accordance with this Agreement of the quantity of CpG Material specified in Section 2.2(a), unless Purchaser timely submits a Purchase Order for the additional quantity of CpG Material specified in Section 2.2(b), in which case it will continue until the delivery by Dynavax to Purchaser in accordance with this Agreement of the quantity of CpG Material specified in Section 2.2(b).”

(i)	The final sentence of Section 10.5 of the Agreement is deleted in its entirety and replaced as follows:

"Notwithstanding anything to the contrary, the following provisions shall survive any expiration or termination of this Agreement: Article 1 (Definitions), Section 2.7 (Inspection and Acceptance), Article 5 (Use of CpG Material), Article 6 (Intellectual Property), Article 7 (Confidentiality), Article 9 (Indemnification), Section 10.5 (Effects of Termination; Survival), and Article 11 (General Provisions)."

[End of Appendix One]